THE MAINSTAY GROUP OF FUNDS

MainStay ICAP Equity Fund
MainStay ICAP International Fund
MainStay ICAP Select Equity Fund
MainStay Indexed Bond Fund
MainStay Large Cap Growth Fund
MainStay Epoch U.S. All Cap Fund

Supplement dated April 1, 2010 (“Supplement”)
to each of the Summary Prospectuses dated February 26, 2010
and the Prospectuses dated February 26, 2010

This Supplement updates certain information contained in the above-dated Summary Prospectuses and Prospectuses for the above referenced funds (each a “Fund” and collectively, the “Funds”).  You may obtain copies of the Funds’ Summary Prospectuses, Prospectuses and Statements of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com.  These documents are also available via the Funds’ website at mainstayinvestments.com/documents.  Please review this important information carefully.

Fees and Expenses of the Fund

Effective immediately, the last line item in the table entitled “Fees and Expenses of the Fund” for each Fund is revised to read “Total Annual Fund Operating Expenses After Recoupments / Waivers / Reimbursements.”

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.